UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2005

                          DESERT HEALTH PRODUCTS, INC.
                 (Exact name of registrant specified in charter)

             Arizona               000-27931              86-0699108
            (State of          (Commission File          (IRS Employer
         Incorporation)             Number)            Identification No.)

                               8221 E. Evans Road
                            Scottsdale, Arizona 85260
               (Address of principal executive offices) (Zip Code)

                                 (480) 951-1941
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On February 10, 2005, Semple & Cooper, LLP ("Semple") resigned from being the principal accountant for Desert Health Products, Inc. (the "Company").

Semple's report on the financial statements of the Company for December 31, 2003, did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. However, the report included an explanatory paragraph wherein Semple expressed substantial doubt about our ability to continue as a going concern. From March 16, 2004, the date the Company engaged Semple as its certifying accountant, through February 10, 2005, the Company has not had any disagreements with Semple on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of Semple would have caused it to make reference to the subject matter of the disagreements in connection with its reports on our financial statements.

Semple's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.

On March 30, 2005, Semple was re-engaged as the Company's principal accountant.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

      Exhibit Number            Description
      --------------            -----------
           16                   Letter from Semple & Cooper, LLP, certified
                                public accountants, to the Securities and Exchange Commission, dated May 6, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Desert Health Products, Inc.

Date: May 6, 2005                         By: /s/ Johnny Shannon
                                             -------------------------
                                             Johnny Shannon
                                             Chief Executive Officer
                                             (Duly Authorized Officer)

                                  Exhibit Index

      Exhibit Number            Description
      --------------            -----------
           16                   Letter from Semple & Cooper, LLP, certified
                                public accountants, to the Securities and Exchange Commission, dated May 6, 2005.